FORMCAP CORP.




FORM 8-K
( Current report filing )


Filed 08/05/09 for the Period Ending 08/05/09



Address 	50 WEST LIBERTY STREET
		SUITE 880
		RENO, NV 89501

Telephone	775 - 322-0626

CIK		0001102709

Symbol		FRMC

SIC Code	7372 - Prepackaged Software

Fiscal Year	12/31






UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of Earliest Event Reported ) : August 5, 2009

FORMCAP CORP.
( Exact name of registrant as specified in its charter )

Nevada
( State or Other Jurisdiction of Incorporation )

0 - 28847
( Commission File Number )

N/A
( I. R. S. Employer Identification No. )

50 West Liberty Street, Suite 880, Reno, NV 89501
( Address of principal executive offices, including zip code. )

1 - 800 - 447 - 2220
( Registrant's Telephone Number, Including Area Code )


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities
	Act (17 CRF 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange
	Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CRF 240.14d-2(b) )

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )




Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Registrant's board of directors concludes that the previously issued financial statements, for Form 10KSB for the year ending December 31, 2007, Form 10K for the year ending December 31, 2008 and the interim financial statements, Form 10QSB for the period ending March 31, 2008 and June 30, 2008, Form 10Q for the period ending September 30, 2008 and March 31, 2009 for which the registrant is required to provide financial statements under Regulation S-X should no longer be relied upon because the financial statements for the years have not been audited and the quarterly financial statements have not been reviewed by our independent auditors.

The Registrant had engaged the auditors to audit and review our previous financial statements and anticipate to file our audited and reviewed of our previous financial statements on or about August 21, 2009.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       FORMCAP CORP.



					 /s/  Graham Douglas
					----------------------------
					    Graham Douglas
August 5, 2009				Director & Chief Executive Officer